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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                   FORM 8-K/A
             AMENDMENT NO. 1 TO FORM 8-K FILED ON NOVEMBER 18, 2002

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2002

                              Open Text Corporation
          -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)
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

                Ontario                                 0-27544                              98-0154400
      ---------------------------              -------------------------              -----------------
     (State or Other Jurisdiction of            (Commission File Number)          (IRS Employer Identification No.)
             Incorporation)
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           185 Columbia Street West, Waterloo, Ontario, Canada N2L5Z5
         -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (519) 888-7111
           ----------------------------------------------------------
               Registrant's telephone number, including area code







                         Exhibit Index Located on Page 5

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         This Current Report on Form 8-K/A is filed by Open Text Corporation, an
Ontario corporation, as an amendment to that certain Current Report on Form 8-K dated November 18, 2002 to include the information required by Item 7.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired.

         The following audited financial statements of Centrinity Inc. ("Centrinity") are included as Exhibit 99.2 to this Current Report on Form 8-K/A:

               Report of the Independent Auditors

               Consolidated Balance Sheet as of September 30, 2002

               Consolidated Statement of Operations and deficit for the year ended September 30, 2002

               Consolidated Statement of Cash Flows for the year ended September 30, 2002

               Notes to the Consolidated Financial Statements

         The following audited financial statements of Centrinity are included as Exhibit 99.3 to this Current Report on Form 8-K/A:

               Report of the Independent Auditors

               Consolidated Balance Sheet as of September 30, 2001

               Consolidated Statement of Operations for the year ended September 30, 2001

               Consolidated Statement of Cash Flows for the year ended September 30, 2001

               Notes to the Consolidated Financial Statements

     (b)  Pro forma financial information

         The following unaudited pro forma financial information of Open Text Corporation and Centrinity is included as Exhibit 99.4 to this Current Report on Form 8-K/A:

               Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002

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               Unaudited Pro Forma Condensed Combined Statement of Income for
               the three-month period ended September 30, 2002

               Unaudited Pro Forma Condensed Combined Statement of Income for the twelve-month period ended June 30, 2002

               Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

     (c)  Exhibits

     Exhibit No.        Description

     The Exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index to this Current Report on Form 8-K/A.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OPEN TEXT CORPORATION



January 17, 2003                           By:  /s/ P. Thomas Jenkins
                                                -------------------------------
                                                P. Thomas Jenkins
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

    Exhibit No.                      Description

        23.1    Independent Auditors' Consent of Deloitte & Touche LLP

        23.2    Independent Auditors' Consent of KPMG LLP

        99.2    The following audited financial statements of Centrinity:

                Report of the Independent Auditors

                Consolidated Balance Sheet as of September 30, 2002

                Consolidated Statement of Operations and Deficit for the year ended September 30, 2002

                Consolidated Statement of Cash Flows for the year ended September 30, 2002

                Notes to the Consolidated Financial Statements

        99.3    The following audited financial statements of Centrinity:

                Report of the Independent Auditors

                Consolidated Balance Sheet as of September 30, 2001

                Consolidated Statement of Operations and Deficit for the year ended September 30, 2001

                Consolidated Statement of Cash Flows for the year ended September 30, 2001

                Notes to the Consolidated Financial Statements

        99.4 The following unaudited pro forma financial information of Open Text Corporation and Centrinity:

                Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002

                Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended September 30, 2002

                Unaudited Pro Forma Condensed Combined Statement of Income for the year ended June 30, 2002

                Notes to the Unaudited Pro Forma Condensed Combined Financial Statements